DEBT Conversion Agreement

This Debt Conversion Agreement (this “Agreement”) is entered into effective as of July 24, 2026 (the “Effective Date”), by and among Generation Income Properties, L.P., a Delaware limited partnership (the “Company”), Generation Income Properties, Inc., a Maryland corporation (“Parent”), and the David E. Sobelman Revocable Trust, under Agreement dated September 5, 2007 (“Sobelman”).

W I T N E S S E T H

WHEREAS, the Company previously issued that certain Promissory Note, dated as of May 29, 2025, to Sobelman, in the original principal amount of Six Hundred Ten Thousand and 00/100 Dollars ($610,000.00) (as amended, restated, supplemented, or otherwise modified from time to time, the “Note”);

WHEREAS, as of the date hereof, the aggregate outstanding principal amount under the Note, together with all accrued and unpaid interest thereon, is $[____] (the “Outstanding Debt”);

WHEREAS, the Company desires to convert, and Sobelman is willing to accept the conversion of, $[______] of the Outstanding Debt (the “Converted Debt”) into shares of common stock, par value $0.01 per share, of Parent (the “Common Stock”), on the terms and conditions set forth herein;

WHEREAS, Sobelman has agreed to accept shares of Common Stock in satisfaction of the Converted Debt at a price per share of Common Stock equal to $0.74, being the Nasdaq Official Closing Price of the Common Stock on July 23, 2026 (the “Conversion Price”), with the number of shares to be rounded up to the nearest whole share;

WHEREAS, the issuance of the shares of Common Stock to Sobelman hereunder will be made in reliance upon exemptions from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), and applicable state securities laws; and

WHEREAS, the board of directors of Parent has approved the conversion of the Converted Debt and the issuance of the shares of Common Stock to Sobelman upon the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereby agree as follows:

1.
Conversion. Subject to the terms and conditions set forth herein, Sobelman hereby agrees to convert and does hereby convert, and the Company and Parent hereby agree to issue and cause to be issued to Sobelman in satisfaction of, the Converted Debt into an aggregate number of shares of Common Stock equal to [___] shares of Common Stock (the “Conversion Shares”). From and after the Effective Date, (a) the Converted Debt shall be deemed paid in full and extinguished, and (b) the Outstanding Debt shall be reduced by the Converted Debt.

DOCPROPERTY DOCXDOCID DMS=NetDocuments Format=<<ID>>.<<VER>> 4911-8972-9984.3

2.
Representations and Warranties of Parent and the Company. Parent and the Company hereby make the following representations and warranties to Sobelman as of the Effective Date:
a.
Parent is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland, with all requisite corporate power and authority to own, operate, and conduct its business as now being conducted.
b.
All corporate and limited partnership action, as applicable, on the part of Parent and the Company necessary for the authorization, execution, delivery, and performance of this Agreement has been taken on or prior to the Effective Date. This Agreement constitutes the valid and legally binding obligation of Parent and the Company, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.
c.
The Conversion Shares, when issued and delivered in accordance with this Agreement, will be validly issued, fully paid, and non-assessable, and free and clear of all liens, encumbrances, and restrictions, other than restrictions arising under applicable federal and state securities laws.
3.
Issuance of Conversion Shares. Promptly following the Effective Date (and in any event no later than one (1) Business Day), Parent shall (a) instruct its transfer agent to issue the Conversion Shares to Sobelman, and (b) deliver to Sobelman evidence of such issuance, which shall be made in the form of a book-entry statement.
4.
Representations and Warranties of Sobelman. Sobelman represents, warrants, covenants, and agrees as follows:
a.
Sobelman is an “Accredited Investor” as defined in Rule 501 of Regulation D promulgated under the Securities Act. Sobelman has been advised and understands that (i) the Conversion Shares have not been registered under the Securities Act or any state securities laws and are being issued in reliance upon exemptions from such registration requirements, and (ii) there are substantial limitations under applicable securities laws on the transferability of the Conversion Shares.
b.
Sobelman is acquiring the Conversion Shares for its own account, for investment purposes only, and not with a view towards the sale or distribution thereof in violation of the Securities Act or any applicable state securities laws.
c.
Sobelman has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the conversion of the Converted Debt and the acquisition of the Conversion Shares. Sobelman is able to bear the economic risks of this investment and at the present time could afford a complete loss of any and all value of the Conversion Shares.

d.
Sobelman understands and agrees that in the absence of an effective registration statement covering the Conversion Shares, the Conversion Shares may only be sold in accordance with Regulation S promulgated under the Securities Act, Rule 144 or in a transaction otherwise exempt from registration.
e.
Sobelman understands and agrees that the Conversion Shares shall be “restricted securities” under U.S. federal securities laws inasmuch as they will be acquired in a transaction not involving a public offering, and that under such laws and applicable regulations such Conversion Shares may be resold without registration only in certain limited circumstances. The certificates or book-entry records evidencing the Conversion Shares will bear appropriate legends regarding these restrictions, including the following (or substantially similar) legend:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR THE COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.”

5.
Governing Law; Venue. This Agreement shall be construed and interpreted according to the laws of the State of Florida without reference to principles of conflicts of law. All disputes arising out of or relating to this Agreement shall be resolved exclusively in the state or federal courts located in Hillsborough County, Florida, and the parties hereto hereby consent to the jurisdiction of such courts for this purpose.
6.
Entire Agreement. This Agreement embodies the entire agreement and understanding among the parties hereto and supersedes all prior agreements and understandings related to the subject matter hereof.
7.
Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective, heirs, successors and assigns.
8.
Assignment. Neither this Agreement nor any rights or obligations hereunder may be assigned or delegated by any party without the prior written consent of each other party.
9.
Counterparts; Electronic Execution. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which together shall constitute one and the same agreement. Delivery of an executed counterpart of this Agreement by electronic mail (including .pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000) shall be as effective as delivery of an originally executed counterpart.

[Signature Page Follows.]

IN WITNESS WHEREOF, the undersigned have executed this Agreement effective as of the Effective Date.

GENERATION INCOME PROPERTIES, L.P. By: Generation Income Properties, Inc., its General Partner By: Name: Ron Cook Title: Vice President of Accounting and Finance

GENERATION INCOME PROPERTIES, INC.

By:

Name: Ron Cook

Title: Vice President of Accounting and Finance

DAVID E. SOBELMAN REVOCABLE TRUST, UNDER AGREEMENT DATED SEPTEMBER 5, 2007

By: ______________________________

Name: David E. Sobelman, as Trustee